Supplement Dated February 6, 2019
To The Prospectus Dated April 30, 2018, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective June 24, 2019, the JNL/Goldman Sachs Core Plus Bond Fund's name will change to the JNL/Fidelity Institutional Asset Management® Total Bond Fund and its sub-adviser will change from Goldman Sachs Asset Management, L.P. to FIAM LLC.   In connection with these changes, effective June 24, 2019, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in debt securities of all types and repurchase agreements for those securities.

This Supplement is dated February 6, 2019.